UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 8, 2020, Blonder Tongue Laboratories, Inc. (the “Company”) entered into a Senior Subordinated Convertible Loan and Security Agreement (the “Original Agreement”) with Livewire Ventures, LLC, MidAtlantic IRA, LLC FBO Steven L. Shea IRA, Carol M. Pallé and Robert J. Pallé, Anthony J. Bruno and Stephen K. Necessary, as lenders (collectively, the “Initial Lenders”) and Robert J. Pallé, as Agent for the Lenders (in such capacity, the “Agent”). The obligations of the Company under the Original Agreement are guaranteed by the Company’s wholly-owned subsidiary, R. L. Drake Holdings, LLC.

On April 24, 2020, the Company, the Initial Lenders and Porter Partners, L.P., Ronald V. Alterio (the Company’s Senior Vice President-Engineering, Chief Technology Officer) and Bruce Evans and Kathryn Evans, JTWROS (the “Additional Lenders,” and, together with the Initial Lenders, the “Lenders”) entered into the First Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder (the “Amendment;” and the together with the Original Agreement, the “Subordinated Loan Agreement”). The Amendment provides for the funding of $200,000 of additional loans under the subordinated loan facility established under the Original Agreement, with such loans being provided by the Additional Lenders. The Amendment also sets the conversion price of $0.55 with respect to the right of the Additional Lenders to convert the principal balance of the loans held by each of them into shares of the Company’s common stock. The terms and conditions of the conversion rights applicable to the Initial Lenders and the Additional Lenders are otherwise identical in all material respects, including the terms restricting conversion to an aggregate amount of shares of common stock that would not result in the Company’s non-compliance with NYSE American rules requiring stockholder approval of issuances or potential issuances of shares in excess of the percentage limits specified therein or in an amount that may be deemed to constitute a change of control under such rules. As previously disclosed, these restrictions will terminate if the requisite stockholder approval is obtained, which is expected to occur on June 11, 2020 at the Company’s annual meeting of stockholders.

The Amendment also adds certain “piggyback” registration rights in favor of the Lenders. Pursuant to these registration rights, the Lenders can request that the Company include for sale, in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of shares of its common stock (subject to certain exceptions), the shares of common stock issuable to the Lenders pursuant to their conversion rights under the Subordinated Loan Agreement (including any additional shares issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares). The rights of the Lenders to have their shares included in a registration statement are subject to their agreement to the terms of any applicable underwriting agreement, in the case of an underwritten offering (including any limitation on the amount of the Lenders’ shares to be included in the offering) and to their furnishing to the Company such information regarding the Lenders, the shares being sold, and the Lenders’ intended method of disposition of such shares as is necessary to effect the registration of their shares. The Company will bear the expenses of registration pursuant to these registration rights; provided, however, that the Lenders will bear all underwriting discounts, selling commissions, stock transfer taxes and the fees of their counsel. The right of the Lenders to request registration or inclusion of their shares pursuant to these registration rights terminate at such time as Rule 144 under the Securities Act, or another similar exemption under the Securities Act, is available for the sale of the Lenders’ shares.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, the Original Agreement is attached as an exhibit to our Current Report on Form 8-K, which was filed on April 9, 2020. We encourage you to read the Original Agreement and the Amendment in their entirety.

Item 8.01 Other Events

The Company intends to rely on the Securities and Exchange Commission’s Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements For Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”) to delay the filing of its definitive proxy statement for its 2020 Annual Meeting of Stockholders (the “Definitive Proxy Statement”), including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”), which it intends to include in the Proxy Statement, due to circumstances related to the COVID-19 pandemic.

The COVID-19 pandemic and related events have resulted in the Company’s management devoting significant time and attention to assessing the potential impact of COVID-19 and those events on the Company’s operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing all of the tasks necessary to prepare and file the Definitive Proxy Statement.

Accordingly, in reliance upon the Order, the Company is delaying the filing of its Definitive Proxy Statement, including the Part III Information. The Company expects to be able to file the Definitive Proxy Statement, including the Part III Information, no later than May 15, 2020.

The Company included the following risk factor in its Annual Report on Form 10-K for the year ended December 31, 2019 related to the COVID-19 pandemic:

Our financial condition and results of operations could be adversely affected by health events such as the recent Coronavirus or COVID-19 outbreak.

Our business could be materially and adversely affected by epidemics and pandemic outbreaks, including outbreaks of the Coronavirus or COVID-19. The recent outbreak in China of COVID-19, which has been declared by the World Health Organization to be a “pandemic,” has spread to many countries, including the United States, and is impacting domestic and worldwide economic activity. A public health epidemic or pandemic, including COVID-19, poses the risk that the Company or its employees, customers, suppliers and other business partners may be prevented from conducting business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities. There are developments regarding the COVID-19 outbreak on a daily basis that may impact our customers, employees and business partners. As a result, it is not possible at this time to estimate the impact COVID-19 could have on the Company’s business. However, the continued spread of COVID-19 and actions taken by our customers, suppliers and business partners, actions we take to protect the health and welfare of our employees, and measures taken by governmental authorities in response to COVID-19 could disrupt our manufacturing activities, the shipment of our products, the supply chain and purchasing decisions of our customers. The Company has begun to experience what is currently expected to be a short-term, but significant, reduction in sales as a result of the decreased business activities of our customers related to the COVID-19 outbreak, although it remains unclear when or whether our customers will resume their activities at a level where our sales to them will return to historical levels. In addition, government officials in our region have imposed measures that restrict “non-essential” business activities, and although we are currently considered to be involved in an “essential” business activity, it is possible that those measures or others may be extended to cover “essential” business activities. If such restrictions were to be imposed, it is likely that we would not be able to continue all or a portion of our manufacturing, shipping and billing operations. Similar restrictions affecting the places where our customers do business would likely further reduce their business activities. These and other developments may have a material adverse impact on our business.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	First Amendment to Senior Subordinated Convertible Loan and Security Agreement and Joinder, dated as of April 24, 2020 by and between Blonder Tongue Laboratories, Inc., the parties identified therein as Lenders and the party identified therein as Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: April 27, 2020

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